CDC NVEST EQUITY FUNDS                       CDC NVEST INCOME FUNDS
  CDC NVEST STAR FUNDS                   CDC NVEST TAX FREE INCOME FUNDS

Supplement dated December 27, 2002 to the currently effective Classes A, B and C and Class Y Prospectuses listed above, each as may be supplemented from time to time

PORTFOLIO MANAGER CHANGES Effective January 1, 2003, Robert Payne will serve as co-portfolio manager of the CDC Nvest Municipal Income Fund and the CDC Nvest Massachusetts Tax Free Income Fund following Kent Newmark's retirement on December 31, 2002. Mr. Payne is Vice President and Portfolio Manager of Loomis, Sayles & Company, L.P. ("Loomis Sayles"). His investment career began in 1967 and he has been with Loomis Sayles since 1982. He received a B.S. from the University of Utah and has over 35 years of investment experience.

Effective January 1, 2003, John Hyll will serve as co-portfolio manager of the CDC Nvest Government Securities Fund following Kent Newmark's retirement on December 31, 2002. Mr. Hyll has served as co-portfolio manager of the CDC Nvest Short Term Bond Fund since June 2001 and also serves as portfolio manager of the fixed-income portion of the CDC Nvest Balanced Fund and Loomis Sayles Short Term Bond Fund. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 19 years of investment experience.


Effective November 2002, Curt Rohrman replaced William R. Berger as co-portfolio manager of the CDC Nvest Large Cap Growth Fund and a segment of the CDC Nvest Star Growth Fund. Mr. Rohrman, a Senior Portfolio Manager of Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson"), joined the firm in 2002. Prior to joining Vaughan Nelson he was a Portfolio Manager with USAA Investment Management Company from 1997 to 2002. Mr. Rohrman received a B.B.A. in finance and marketing from Texas Christian University and an M.B.A. in finance from the University of Texas at Austin. He holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

Effective November 2002, Mark J. Roach joined Margaret M. Buescher as co-portfolio manager of the CDC Nvest Large Cap Value Fund and a segment of the CDC Nvest Star Value Fund. Mr. Roach, a Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining Vaughan Nelson he was a Security Analyst for USAA Investment Management Company from 2001 to 2002, an Equity Analyst with Fifth Third Bank from 1999 to 2001, a Senior Analyst with The Applied Finance Group, Ltd. from 1998 to 1999 and an Equity Analyst with Lynch, Jones and Ryan from 1997 to 1998. Mr. Roach received a B.A. in finance from Baldwin-Wallace College. He has over 10 years of investment management experience.

Effective February 2003, reference to Jon Hickman is replaced with the following:
Jurika & Voyles employs a team approach in managing the CDC Nvest Jurika & Voyles Small Cap Growth Fund.

                                                                      SP177-1202